VOYA PARTNERS, INC.

VY® T. Rowe Price Growth Equity Portfolio

(the "Portfolio")

Supplement dated June 1, 2023

to the Portfolio's Adviser Class, Initial Class, Service Class, and Service 2 Class Shares'

Statement of Additional Information, dated May 1, 2023

(the "SAI")

On May 11, 2023, the Board of Directors of Voya Partners, Inc. approved modifications with respect to the Portfolio's sub-advisory fee, effective April 1, 2023.

Effective immediately, the Portfolio's SAI is revised as follows:

1.The line item with respect to the Portfolio in the table in the section of the SAI entitled "Sub-Adviser

– Sub-Advisory Fees" is deleted in its entirety and replaced with the following:

Portfolio	Sub-Adviser	Annual Sub-Advisory Fee
VY® T. Rowe Price Growth Equity	T. Rowe Price	Assets up to $100 million:
Portfolio		0.500% on the first $50 million of
the Portfolio's average daily net
assets;
0.400% on the next $50 million of
the Portfolio's average daily net
assets, up to $100 million;
When assets exceed $100 million,
the fee schedule resets as follows:
0.400%, up to $200 million of the
Portfolio's average daily net assets;
When assets exceed $200 million,
the fee schedule resets as follows:
0.330%, up to $500 million of the
Portfolio's average daily net assets;
When assets exceed $500 million,
the fee schedule resets as follows:
0.325%, up to $1 billion of the
Portfolio's average daily net assets;
When assets exceed $1 billion, the
fee schedule resets as follows:
0.300%, up to $1 billion of the
Portfolio's average daily net assets;
0.290% on the next $1 billion of the
Portfolio's average daily net assets,
up to $2 billion;
When assets exceed $2 billion, the
fee schedule resets as follows:
0.290%, up to $3 billion of the
Portfolio's average daily net assets;
and
0.275% on the Portfolio's average
daily net assets above $3 billion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE